Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to the Employment Agreement (the “Amendment”) is by and between Superior Energy Services, Inc., a Delaware corporation (the “Company”), and Westervelt T. Ballard, Jr. (the “Executive”), and dated and effective as of March 1, 2018 (the “Amendment Effective Date”). Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement (as defined below).

WITNESSETH:

WHEREAS, the Executive and the Company entered into an Employment Agreement (“Agreement”), dated December 12, 2012, but with an effective date of June 15, 2013; and

WHEREAS, the parties now desire to amend the Agreement as reflected in this Amendment.

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

1.	Amendment. As of the Amendment Effective Date, the parties agree to the following:

a.	Section 2(a) (Title and Duties) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Title and Duties. Executive shall be employed as Executive Vice President, Chief Financial Officer and Treasurer. Executive shall perform such duties, consistent with Executive’s status as an executive officer of the Company elected by the Company’s Board of Directors (the “Board”), as may be prescribed from time to time by the Board, the Company’s Chief Executive Officer or other officers to whom authority has been delegated by the Board or the Company’s Chief Executive Officer.”

b.	Section 4(a) (Salary), shall be amended to replace “January 1, 2013” with “March 1, 2018” in the first sentence.

2.     Miscellaneous.

a.	This Amendment shall be construed and enforced in accordance with and governed by the internal laws of the State of Texas without regard to principles of conflicts of laws.

b.	Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the Amendment Effective Date, each reference in the Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

c.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

SUPERIOR ENERGY SERVICES, INC.

/s/ David D. Dunlap
David D. Dunlap
President and Chief Executive Officer

EXECUTIVE:

/s/ Westervelt T. Ballard, Jr.
Westervelt T. Ballard, Jr.

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